FORWARD FUNDS

Forward Mini-Cap Fund

Supplement dated May 7, 2009

(to the Forward Funds Investor Class Shares and Institutional Class Shares Prospectus

and Forward Funds Class A Shares and Class C Shares Prospectus dated May 1, 2009)

REORGANIZATION OF THE FORWARD MINI-CAP FUND WITH AND INTO
THE FORWARD SMALL CAP EQUITY FUND

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on April 29, 2009, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”), approved a form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Trust, Forward Mini-Cap Fund, into another series of the Trust, Forward Small Cap Equity Fund (the “Reorganization”). The Reorganization does not require shareholder approval.

Effective as of the close of business on May 7, 2009, in anticipation of the Reorganization, Class A, Class C, Investor Class and Institutional Class shares of the Forward Mini-Cap Fund will no longer be sold to new investors. Existing shareholders of these share classes may continue to purchase Class A, Class C, Investor Class and Institutional Class shares after this date and these share classes will continue to be eligible for exchanges from other Forward Funds after this date until on or about June 15, 2009.

The Reorganization is expected to occur on or about June 26, 2009 or on such later date as the officers of the Trust determine (the “Reorganization Date”). As of the close of business on the Reorganization Date, pursuant to the Reorganization Agreement, each shareholder of Class A, Class C, Investor Class and Institutional Class shares of the Forward Mini-Cap Fund will become the owner of the number of corresponding full and fractional shares of the Forward Small Cap Equity Fund, having an equal aggregate net asset value.

The Board, including all of the Independent Trustees, carefully considered the proposed Reorganization and has determined that the proposed Reorganization: (1) is in the best interests of the Forward Small Cap Equity Fund and the Forward Mini-Cap Fund (each a “Fund” and collectively, the “Funds”), and (2) would not result in a dilution of the interests of shareholders in either Fund.

No sales load, commission or other transactional fee will be imposed as a result of the Reorganization. The expenses incurred in connection with the Reorganization will be borne in equal portions among each Fund and Forward Management, LLC, each Fund’s investment adviser, inclusive of any brokerage fees and brokerage expenses associated with the Reorganization. In addition, the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that holders of Class A, Class C, Investor Class and Institutional Class shares of either Fund will not recognize any gain or loss in connection with the proposed Reorganization.

Holders of Class A , Class C, Investor Class and Institutional Class shares of the Forward Mini-Cap Fund who determine that they do not wish to become shareholders of the Forward Small Cap Equity Fund may: (1) redeem their shares of the Forward Mini-Cap Fund before the Reorganization Date, or (2) exchange their shares of the Forward Mini-Cap Fund before the Reorganization Date for shares of another Forward Fund by contacting the Trust or their broker, financial intermediary or other financial institution. Please note that a redemption of shares or an exchange of shares of the Forward Mini-Cap Fund into another Forward Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

Comparison of the Funds

The following comparison of the Funds is a summary only. In order to better understand the differences between the investment policies, strategies and risks of the Forward Mini-Cap Fund and those of the Forward Small Cap Equity Fund, you should refer to the Prospectuses and Statement of Additional Information for the each of the Funds, which are available free upon request by calling
1-800-999-6809 and on the Forward Funds’ website by visiting www.forwardfunds.com.

The Funds are each diversified series of the Trust and share the same Board of Trustees. The Funds’ fundamental investment policies (that is, those investment policies that cannot be changed without the approval of a majority of the outstanding shares of a Fund) are identical in all material respects.

INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

Forward Management, LLC serves as the investment adviser for each Fund. Hoover Investment Management Co. (“Hoover”) currently serves as the sub-adviser for each Fund, with the same portfolio management team at Hoover managing each Fund. The Funds also have a common principal underwriter (ALPS Distributors, Inc.) and a common administrator and fund accounting agent (ALPS Fund Services, Inc.).

TOTAL OPERATING EXPENSES

The total fund expense ratios and certain expenses of each class of each Fund included in the Reorganization are compared below:

Total Fund Operating Expenses (as of May 1, 2009)

	Forward Mini-Cap Fund		Forward Small Cap Equity Fund
Management Fee(1)	Class A Class C Investor Class Institutional Class	1.05% 1.05% 1.05% 1.05%	Class A Class C Investor Class Institutional Class	1.05% 1.05% 1.05% 1.05%
Distribution (12b-1) Fees(2) (4) (7) (9)	Class A Class C Investor Class Institutional Class	0.35% 0.75% 0.25% N/A	Class A Class C Investor Class Institutional Class	0.25% 0.75% 0.25% N/A
Shareholder Services Fees(3) (5) (8) (10)	Class A Class C Investor Class Institutional Class	0.20% 0.25% 0.15% 0.05%	Class A Class C Investor Class Institutional Class	0.15% 0.25% 0.10% 0.00%
Other Expenses(6) (11)	Class A Class C Investor Class Institutional Class	0.47% 0.47% 0.47% 0.47%	Class A Class C Investor Class Institutional Class	0.25% 0.25% 0.25% 0.25%
Total Annual Fund Operating Expenses	Class A Class C Investor Class Institutional Class	2.07% 2.52% 1.92% 1.57%	Class A Class C Investor Class Institutional Class	1.70% 2.30% 1.65% 1.30%
(1)	The Forward Small Cap Equity Fund’s management fee is 1.05% up to and including $500 million and 1.00% over $500 million. The Forward Mini-Cap Fund’s management fee does not have a break point.
(2)	The Forward Mini-Cap Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay distribution expenses.
(3)	The Forward Mini-Cap Fund has adopted a Shareholder Services Plan pursuant to which up to 0.15% of the Fund’s average daily net assets attributable to the Investor Class shares and up to 0.05% of the Fund’s average daily net assets attributable to the Institutional Class shares may be used to pay shareholder servicing fees.
(4)	The Forward Mini-Cap Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares and up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.
(5)	The Forward Mini-Cap Fund has adopted a Shareholder Services Plan pursuant to which up to 0.20% of the Fund’s average daily net assets attributable to the Class A shares and up to 0.25% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay shareholder servicing fees.
(6)	Other Expenses for Class A and Class C in the Forward Mini-Cap Fund are based on estimated amounts for the current fiscal year.
(7)	The Forward Small Cap Equity Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay distribution expenses.
(8)	The Forward Small Cap Equity Fund has adopted a Shareholder Services Plan pursuant to which up to 0.15% of the average daily net assets attributable to the Investor Class shares and up to 0.05% of the average daily net assets attributable to the Institutional Class shares may be used to pay shareholder servicing fees.
(9)	The Forward Small Cap Equity Fund has adopted Distribution Plans pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares and up to 0.75% of the Fund’s average daily net assets attributable to Class C shares may be used to pay distribution expenses.
(10)	The Forward Small Cap Equity Fund has adopted a Shareholder Services Plan pursuant to which up to 0.20% of the average daily net assets attributable to the Class A shares and up to 0.25% of the average daily net assets attributable to the Class C shares may be used to pay shareholder servicing fees.
(11)	Other Expenses for Class C in the Forward Small Cap Equity Fund are based on estimated amounts for the current fiscal year.

NET ASSETS

As of May 1, 2009, the net assets of the Forward Mini-Cap Fund and Forward Small Cap Equity Fund were $24.7 million and $349.5 million, respectively.

INVESTMENT STRATEGIES

The Forward Mini-Cap Fund and Forward Small Cap Equity Fund share substantially the same investment objectives and principal investment strategies. Below is a comparison of the Funds. A primary difference is that the Forward Mini-Cap Fund invests primarily in the common stock of companies with market capitalizations no larger than $1 billion at the time of purchase, while the Forward Small Cap Equity Fund invests primarily in the common stock of companies with market capitalizations up to $2.5 billion at the time of purchase. There is substantial overlap between the Funds’ portfolios, and it is anticipated that the Forward Small Cap Equity Fund will acquire the portfolio of the Forward Mini-Cap Fund substantially as currently constructed, subject to portfolio management decisions in the normal course of business.

	Forward Mini-Cap Fund	Forward Small Cap Equity Fund
Investment Objective	Seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends.
Principal Investment Strategies	The Forward Mini-Cap Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its net assets plus borrowings for investment purposes, if any, in the common stock of companies with market capitalization no larger than $1 billion at the time of initial purchase. This investment policy and the name of the Fund with respect to mini-cap securities may not be changed without at least 60 days’ prior written notice to shareholders. The sub-advisor is not required to sell a stock for which the market capitalization exceeds $1 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or	The Forward Small Cap Equity Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its net assets plus borrowings for investment purposes, if any, in the equity securities of small capitalization companies. This investment policy and the name of the Fund with respect to small-cap equity securities may not be changed without at least 60 days’ prior written notice to shareholders. For purposes of the Fund, small capitalization companies generally are companies with market capitalizations of up to $2.5 billion at the time of initial purchase. However, small capitalization companies may include any company with a market capitalization equal to or less than any company in the Russell 2000 Index at time of

Forward Mini-Cap Fund	Forward Small Cap Equity Fund

if investment opportunities arise that, in the sub-advisor’s opinion, are better.

There are no limits on the types of equity securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities.

purchase so long as the purchase of those securities would not cause the average weighted market capitalization of the Fund to exceed $2.5 billion. The sub-advisor is not required to sell a stock when its market capitalization exceeds $2.5 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise that, in the sub-advisor’s opinion, are better.

The Fund may invest up to 20% of its net assets plus borrowings for investment purposes, if any, in foreign investments and may invest up to 5% of its net assets plus borrowings for investment purposes, if any, in securities of companies located in emerging markets. The sub-advisor has broad discretion to identify and invest in companies located in countries it considers to qualify as emerging markets. However, an emerging market company will generally be considered to be one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund will not invest more than 5% of its net assets plus borrowings for investment purposes, if any, in foreign securities denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its net assets plus borrowings for investment purposes, if any.

Securities purchased by the Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization.

In making its investments, the Fund’s sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund’s sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor’s investment process focuses on specific companies but also takes into account the overall economic environment and specific industry or sector developments.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

FWD001945 (46) 05009 SUP